Supplement dated February 2, 2009
To
Davis Opportunity Fund
Davis Financial Fund
Davis Real Estate Fund
Davis Appreciation & Income Fund
Davis Government Bond Fund
Davis Government Money Market Fund
Statement of Additional Information
dated May 1, 2008
This filing supplements the disclosure in the section entitled “Directors and Officers” in the Statement of Additional Information listed above.
As of December 31, 2008 Jerry Geist retired and Christopher Davis resigned from Davis Series, Inc. board of directors. As of January 1, 2009 the board of directors for Davis Series, Inc. consisted of:

Jeremy Biggs, Chair	Marc Blum
Andrew Davis	John Gates
Thomas Gayner	G. Bernard Hamilton
Samuel Iapalucci	Robert Morgenthau
Christian Sonne	Marsha Williams
Christopher Davis continues to serves as a vice president of Davis Series, Inc.